UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 17, 2018, Aclaris Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC and Evercore Group L.L.C., as representatives of the underwriters (the “Underwriters”), to issue and sell 8,645,000 shares of common stock of the Company, par value $0.00001 per share (“Common Stock”), in an underwritten public offering pursuant to effective registration statements on Form S-3 (File Nos. 333-214384 and 333-227880) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “Offering”).  The offering price to the public is $10.75 per share of Common Stock, and the Underwriters have agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $10.105 per share.  In addition, the Company granted the Underwriters an option to purchase, for a period of 30 days, up to an additional 1,296,750 shares of Common Stock.  The Company estimates that the net proceeds from the Offering will be approximately $87.1 million, or approximately $100.2 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock, in each case after deducting underwriting discounts and commissions and estimated offering expenses. The closing of the Offering is expected to occur on October 22, 2018, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP as to the legality of the shares of Common Stock to be issued and sold in the Offering and related consent is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01                                           Other Events.

On October 17, 2018, the Company issued a press release announcing the commencement of the Offering and an additional press release announcing that it had priced the Offering.  Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On October 17, 2018, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement pursuant to Rule 424(b)(5) under the Securities Act (the “Preliminary Prospectus Supplement”), in connection with the Offering. The Preliminary Prospectus Supplement contains updated disclosure of certain of the Company’s risk factors, as well as a supplemental description of certain aspects of the Company’s business, including its intellectual property. Accordingly, the Company is filing information with this Current Report on Form 8-K for the purpose of supplementing and updating certain risk factor and intellectual property disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 12, 2018. The updated disclosures are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the Company’s public offering, such as expected net proceeds and anticipated closing date. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, the Preliminary Prospectus Supplement and in the Company’s

other Periodic and Current Reports filed with the Securities and Exchange Commission. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description

1.1	Underwriting Agreement by and among Aclaris Therapeutics, Inc., Leerink Partners LLC and Evercore Group L.L.C., dated October 17, 2018.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, titled “Aclaris Announces Proposed Public Offering of Common Stock,” dated October 17, 2018.

99.2	Press Release, titled “Aclaris Announces Pricing of Public Offering of Common Stock,” dated October 17, 2018.

99.3	Updated Company Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: October 18, 2018		Frank Ruffo
Chief Financial Officer